SUNAMERICA INCOME FUNDS

    Supplement to the Statement of Additional Information dated July 29, 2003

       Effective June 1, 2004, the Net Asset Value Transfer Program described on page B-77 of the Statement of Additional Information is no longer being offered. All references to the program in the Statement of Additional Information are no longer applicable.


Dated: May 13, 2004